UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report:  February 6, 2001
     (Date of earliest event reported:  December  28, 2000)




                  SOUTHERN NATURAL GAS COMPANY
     (Exact name of registrant as specified in the charter)


      Delaware               1-2745               63-0196650
   (State or other      (Commission File      ( I.R.S. Employer
   jurisdiction of           Number)         Identification No.)
    incorporation


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas  77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2131


Item 5.   Other Events

     On December 28, 2000, Southern Natural Gas Company, a wholly owned subsidiary of El Paso Corporation, declared and paid a dividend on its common stock in the amount of $100,000,000.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SOUTHERN NATURAL GAS COMPANY



                              By:    /s/ Jeffrey I. Beason
                                 ---------------------------------
                                        Jeffrey I. Beason
                                     Senior Vice President
                                        and Controller


Date:  February 6, 2001